UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): MARCH 5, 2007


                          ADC TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-1424                  41-0743912
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


              13625 Technology Drive, Eden Prairie, Minnesota 55344 (Address of principal executive offices, including zip code)

                                 (952) 938-8080
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

ADC Telecommunications, Inc. has reported its 1st Quarter 2007 financial results. The Company's press release dated March 5, 2007 announcing the results is attached hereto as Exhibit 99.1.


Item 7.01.      Regulation FD Disclosure

ADC Telecommunications, Inc. has reported its 1st Quarter 2007 financial results. The Company's press release dated March 5, 2007 announcing the results is attached hereto as Exhibit 99.1.


Item 9.01.      Financial Statements, Pro Forma Financial Information and
                Exhibits

        (c)     Exhibits.

                Exhibit 99.1:   Press Release dated March 5, 2007


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADC TELECOMMUNICATIONS, INC.
                                        (Registrant)


Date: March 5, 2007                     By: /s/ Gokul V. Hemmady
                                            ------------------------------------
                                            Gokul V. Hemmady
                                            Vice President and Chief Financial
                                            Officer

                          ADC TELECOMMUNCIATIONS, INC.
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------
   99.1         Press Release dated March 5, 2007